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                         AMENDMENT NO. 1
                                TO
                       CONSULTING AGREEMENT

     This AMENDMENT NO. 1 TO CONSULTING AGREEMENT ("Agreement"), dated as of
December 23, 1999, by and between AMERICAN KIOSK CORPORATION, a Delaware corporation
(the "Company"), and MARTIN PALACIOS ("Palacios").

                       W I T N E S S E T H

     WHEREAS, the Company and the Palacios are parties to a Consulting Areement, dated as of
December 8, 1999 (the "Consulting Agreement"); and

     WHEREAS, the Company and Zero's Mr. Submarine, Inc., a Virginia corporation ("Zeros"), are parties to a certain asset purchase agreement, dated as of December 8, 1999 (the "Purchase
Agreement"); and

     WHEREAS, the effectiveness of the Purchase Agreement is contingent upon the approval of the stockholders of Zeros; and

     WHEREAS, the Company and Palacios have agreed to amend the Consulting Agreement to provide that the Term, as defined therein, shall commence upon the approval of the Zeros stockholders of the Purchase Agreement.

     NOW, THEREFORE, for good and valuable considerations, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

     1.   Section 2 of the Consulting Agreement is hereby amended in its entirety as follows:

          "The term of this Agreement shall commence on the date the stockholders of Zero's
Mr. Submarine, Inc., a Virginia corporation ("Zeros"), approve the terms and conditions of that certain Asset  Purchase Agreement, by and among the Company, Palacios, Eugene T. Schmidt, John
Schmidt and X.S., Inc., and shall continue for a period of five (5) years thereafter (the "Term")."

     2.   Subject to the modification set forth herein, the Consulting Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

                                   AMERICAN KIOSK CORP.



                                   By:
                                             Larry E. Graybill, Chief Financial Officer


                                   _______________________________________
                                   Martin Palacios
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